18 June 2009

To: Bell Microproducts Limited
Fountain Court,
Cox Lane,
Chessington,
Surrey KT9 1SJ
For the attention of Nick Lee/Helen Hancock

Dear Sirs,

Syndicated Credit Agreement dated 2 December 2002 (as amended and restated on 21 May 2008, the “Credit Agreement”)
Amendment and Waiver

We refer to the Credit Agreement.  Words and expressions defined in the Credit Agreement shall have the same meanings when used in this letter.  We further refer to a proposal for an intercompany loan restructuring comprising the prepayment by BMUK of up to €10,000,000 of financial indebtedness owed by BMUK to BMEBV (the “Prepayment”), and the investment by BMEBV of the amount of such prepayment by way of subscription for new equity shares to be issued by Bell Microproducts GmbH (the “Investment”), and the payment by Bell Microproducts GmbH to BMUK of such amount in discharge and/or advance payment of its obligations in respect of the intercompany trading account between those entities (the “Trade Payment”), and to the amendments and waivers in relation to the Credit Agreement which have been requested in relation to the Prepayment, the Investment, the Trade Payment and certain other matters.

Pursuant to clause 30.1 (Amendments) of the Credit Agreement, we, as the Agent, having been authorised by all of the Lenders to do so in writing, hereby agree as follows:

(i)	that clause 1.1 (Definitions) of the Credit Agreement shall be amended as follows:

(a)	the definitions of “Reference Rate” and “Reference Rate Revolving Loan” shall be deleted;

(b)	the following new definitions shall be added immediately following the definition of “Aggregate Exposure”:

“Alternative Rate: at any time during a calendar month, in relation to any Loan or unpaid sum denominated in sterling or any Foreign Currency (as the case may be) on which interest is to be calculated by reference to the Alternative Rate:

(i)	the applicable Screen Rate; or

(ii)
(if no Screen Rate is available for the currency of that Loan or unpaid sum) the arithmetic mean of the rates (rounded up to 4 decimal places) as supplied to the Agent at its request quoted by the Reference Banks to leading banks in the London Interbank Market, for a period of 30 days, at or about 11.00 a.m. in London on the first business day of that calendar month, for sterling or such Foreign Currency;

Alternative Rate Revolving Loan:  a revolving loan made or to be made by the Lenders in relation to which interest thereon is to be calculated by reference to the Alternative Rate;”

(ii)
except where deleted in accordance with the terms of this letter, each occurrence of the term “Reference Rate Revolving Loan” in the Credit Agreement shall be replaced with the term “Alternative Rate Revolving Loan”, and each occurrence of the term “Reference Rate” in the Credit Agreement shall be replaced with “Alternative Rate for the month during which such interest accrues”;

(iii)
that clause 15.2.1 (Financial Statements) of the Credit Agreement be amended by deleting the words “within 120 days after the end of each Financial Year” and substituting therefor “within 180 days after the end of each Financial Year”;

(iv)
that clause 15.2.1 (Financial Statements) of the Credit Agreement shall be waived in relation to the Financial Year ending 31 December 2009, provided that the Financial Statements, audited statutory accounts, consolidation and any other document referred to in that clause in relation to that Financial Year are delivered to the Agent in sufficient copies for each of the Lenders on or before 30 September 2009 (and it is agreed that failure to deliver the same on or before that date shall constitute an immediate Event of Default);

(v)	that clause 16.3.6 (Prepayment) of the Credit Agreement shall be waived to the extent necessary to permit the Prepayment; and

(vi)	that clauses 16.3.8 (c) (Transactions with Affiliates) and 16.3.12 (Restricted Investments) of the Credit Agreement shall be waived to the extent necessary to permit the Investment.

The amendments and waivers set out in the preceding paragraphs are given subject to the following conditions:

(a)
that, by accepting the terms of this letter, each Obligor is deemed to represent and warrant to each of the other parties to the Credit Agreement that the representations and warranties in clauses 14.1 and 14.2 of the Credit Agreement are true and complied with at the date of such acceptance;

(b)	that BMUK shall pay to the Agent a fee of £12,500 for the account of the Lenders on the date of its acceptance of the terms of this letter (the “Fee”); and

(c)	that BMUK shall pay to the Agent the amount of any fees, costs or expenses incurred in connection with this letter and the transactions contemplated hereby promptly on demand.

Save to the extent specifically amended or waived by this letter the Credit Agreement shall remain in full force and effect.

This letter is a Finance Document.

V.A.T. Registration no. GB 625 3134 66.
Registered branch in England at 5 Canada Square, London E14 5AQ, United Kingdom no. FC 2984	Bank of America, N.A.
London Telex: 888412/3	5 Canada Square, London E14 5AQ,
Incorporated in U.S.A. with Limited Liability	United Kingdom
Chartered under U.S: law by the office of the Comptroller of the Currency, Charter no. 13044
Head office: 101 South Tryon Street, Charlotte, North Carolina, U.S.A	Tel: +44 (0)20 7174 5809
Regulated by the Financial Services Authority	Fax: +44 (0)20 7174 6427
(22769330.02)

This letter, which is intended to take effect as a deed, shall be governed by English law.

Please acknowledge your acceptance of the terms of this letter by executing and returning (duly executed by each other Obligor) the enclosed copy of it, together with the enclosure referred to therein, to the undersigned, whereupon the amendment contained in this letter shall take effect, unless the Agent has actual notice that any of the representations referred to above is incorrect at the time of such acceptance, or that the Fee has not been paid, or that an Event of Default has occurred, in either of which events the amendment contained in this letter shall not have effect.

Yours faithfully

EXECUTED AS A DEED by	)	/s/ Lee Masters
BANK OF AMERICA, NATIONAL	)	Lee Masters
ASSOCIATION acting by its duly	)	Client Manager
authorised signatory in the presence of:	)

Witness signature:	/s/ Emma Thomas
Witness name:	Emma Thomas
Witness address:	51 Canada Sq.
London, E14 5AQ
Witness occupation:	Analyst

(22769330.02)

To: Bank of America, N.A.,
5 Canada Square,
London E14 5AQ
Attention Business Capital, Portfolio Management

29 June 2009

Dear Sirs,

Syndicated Credit Agreement dated 2 December 2002 (as amended and restated on 21 May 2008, the “Credit Agreement”)

We refer to your letter of 18 June 2009 of which the above is a copy and confirm our acceptance of its terms. In particular we confirm that, by accepting the terms of your letter, each Obligor is deemed to represent and warrant to each of the other parties to the Credit Agreement that the representations and warranties in clauses 14.1 and 14.2 of the Credit Agreement are true and complied with at the date of such acceptance.

Enclosed herewith is a true, complete and up to date copy of a resolution of the board of each Obligor, approving the terms and the execution of this letter and authorising the signatories who have executed this letter to do so on behalf of that Obligor.

Yours faithfully

EXECUTED AS A DEED by BELL		)
MICROPRODUCTS LIMITED		)
on being signed by Nick Lee		)
a Director		)	/s/ Nicholas Lee
in the presence of:			(Director)

Witness signature:	/s/ Geoff Eldridge
Witness name:	G. Eldridge
Witness address:	37 Meadowview Road, KT19 9TS, UK

Witness occupation:	Treasurer

EXECUTED AS A DEED by BELL		)
MICROPRODUCTS EUROPE EXPORT LIMITED		) )
on being signed by Nick Lee		)
a Director		)	/s/ Nicholas Lee
in the presence of:			(Director)

Witness signature:	/s/ Geoff Eldridge
Witness name:	G. Eldridge
Witness address:	37 Meadowview Road, KT19 9TS, UK

Witness occupation:	Treasurer

EXECUTED AS A DEED by BELL		)
MICROPRODUCTS (US) LIMITED		)
on being signed by Nick Lee		)
a Director		)	/s/ Nicholas Lee
in the presence of:			(Director)

Witness signature	/s/ Geoff Eldridge
Witness name:	G. Eldridge
Witness address:	37 Meadowview Road, KT19 9TS, UK

Witness occupation:	Treasurer

SIGNED AS A DEED by BELL	)
MICROPRODUCTS EUROPE B.V.	)
acting by Nick Lee	)
Director	)	/s/ Nicholas Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS S.A.R.L.	)
acting by Nick Lee	)
Gerant	)	/s/ Nicholas Lee
(Gerant)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS BVBA	)
acting by Nick Lee	)
Director	)	/s/ Nicholas Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS S.R.L..	)
acting by Nick Lee	)
Director	)	/s/ Nicholas Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS EUROPE (HOLDINGS) B.V.	) )
acting by Nick Lee	)
Director	)	/s/ Nicholas Lee
(Director)

SIGNED AS A DEED by BM	)
EUROPE PARTNERS C.V.	)
acting by its general partner	)
Bell Microproducts Europe Inc.	)	/s/ Graeme Watt
(Officer)